                                                                   EXHIBIT 10.26


                             VICINITY CORPORATION
                                ELAINE HAMILTON
                     NON-STATUTORY STOCK OPTION AGREEMENT


          AGREEMENT made this 13th day of October 1999 by and between Vicinity Corporation, a corporation organized and existing under the laws of the State of California (the "Company"), and Elaine Hamilton (the "Optionee").


                                    RECITALS
                                    --------

          A. The Company's Board of Directors (the "Board") has entered into this Non-Statutory Stock Option Agreement (the "Agreement") for the purpose of attracting and retaining the services of Optionee who is in a position to contribute to the management, growth and financial success of the Company or its parent or subsidiary corporations.

          B. The granted option is intended to be a non-statutory stock option which does not satisfy the requirements of Section 422 of the Internal Revenue Code.

          C. For purposes of this Agreement, the following definitions shall be in effect:

               "Affiliate" shall mean an entity other than a Subsidiary in which
                ---------
     the Company owns an equity interest.

               "Board" shall mean the board of directors of the Company.
                -----

               "Code" shall mean the Internal Revenue Code of 1986, as amended.
                ----

               "Common Stock" shall mean the common stock of the Company, par
                ------------
     value $.001 per share.

               "Continuous Status as an Employee" shall mean the absence of any
                --------------------------------
     interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or stature.

               "Employee" shall mean any person (including the Optionee)
                --------
     employed by the Company or any Parent, Subsidiary or Affiliate of the Company. The Optionee shall be deemed an Employee until the Optionee's employment is terminated by either the Company or the Optionee.

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as
                ------------
     amended.

               "Fair Market Value" shall mean the fair market value per share of
                -----------------
     Common Stock on any date in question shall be determined in accordance with the following provisions:

                    (i) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded on the Nasdaq National Market, then the market value shall be the closing selling price per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

                    (ii) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange serving as the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                    (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

               "Option" shall mean a non-qualified stock option granted pursuant
                ------
     to this Agreement.

               "Parent" shall mean a "parent corporation," whether now or
                ------
     hereafter existing, as defined in Section 424(e) of the Code.

               "Subsidiary" shall mean a "subsidiary corporation," whether now
                ----------
     or hereafter existing, as defined in Section 424(f) of the Code.


                                     TERMS
                                     -----

          1. Reservation of Shares. The stock issuable under this Agreement
             ---------------------
shall be shares of authorized but unissued Common Stock. The Company, shall, until the Expiration Date, reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of this Agreement. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

          2. Grant of Option. Pursuant to the provisions of this paragraph set
             ---------------
forth below, there is hereby granted to the Optionee, on October 13, 1999 (the "Grant Date"), an Option to purchase up to 75,000 shares of Common Stock (the "Option Shares") upon the terms and conditions set forth in this Agreement. The Option Shares shall be purchasable in accordance with such terms and conditions at the purchase price of $3.00 per share (the "Option Price").

          The terms of the Option granted under this Agreement shall be as follows:

             (a) the Option shall be exercisable only while the Optionee remains an Employee;

             (b) the Option may be exercised immediately, in whole or in part, conditioned upon Optionee entering into a Restricted Stock Purchase Agreement in the form attached hereto as Exhibit B with respect to any unvested Option
                            ---------
Shares. The Option Shares shall vest and/or be released from the Company's repurchase option, as set forth in the Restricted Stock Purchase Agreement, in accordance with the following schedule (the "Vesting Schedule"):

     Twelve and one-half percent (12.5%) of the Option Shares shall vest on April 13, 2000 (the "Vesting Commencement Date"), and an additional one forty-second (1/42nd) of the Option Shares shall vest on the first day of each month thereafter.

          3. Option Term. The Option shall have a maximum term of ten (10) years
             -----------
measured from the Vesting Commencement Date and shall accordingly expire at the close of business on April 13, 2010 (the "Expiration Date"), unless sooner terminated in accordance with this Paragraph 5.C, Paragraph 6 and Paragraph 8 of this Agreement.

          4. Limited Transferability. The Option shall not be transferable or
             -----------------------
assignable by the Optionee except for a transfer of the Option by will or by the laws of inheritance following the Optionee's death. Accordingly, the Option may be exercised, during the Optionee's lifetime, only by the Optionee. Any attempt to assign, pledge, transfer, and hypothecate or otherwise dispose of the Option, and any levy of execution, attachment or similar process on the Option, shall be null and void. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

          5. Exercise of Options.
             -------------------

             A. Except as provided in this paragraph and Paragraph 5.B below, the Option shall become exercisable for the Option Shares in a series of installments as follows:

                (i) The Option shall become exercisable according to the Vesting Schedule set forth above. Alternatively, at the election of the Optionee, the Option may be exercised in whole or in part at any time as to Option Shares which have not yet vested. For purposes of this Agreement, Option Shares shall vest based on the continued employment or consulting relationship of Optionee with the Company. Vested Option Shares shall not be subject to the Company's repurchase right (as set forth in the Restricted Stock Purchase Agreement attached hereto as Exhibit B).
                                      ---------

                (ii) As a condition to exercising the Option for unvested Option Shares, the Optionee shall execute the Restricted Stock Purchase Agreement attached hereto as Exhibit B.
                   ---------

                (iii) The Option may not be exercised for a fraction of a share of Common Stock.

                (iv) In the event of Optionee's death, disability or other termination of the employment or consulting relationship, the exercisability of the Option is governed by the provisions of this Paragraph 5 and Paragraph 6 below.

                (v) In no event may this Option be exercised after the Expiration Date.

             B. Should the Optionee die or become permanently disabled (as defined in Section 22(e)(3) of the Internal Revenue Code) while serving as an Employee, then the Option shall accelerate in full and become exercisable for all of the Option Shares subject to the Option at the time of such death or permanent disability.

             C. Once the Option becomes exercisable for one or more installments of the Option Shares, those installments shall accumulate, and the Option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 6 or Paragraph 8 of this Agreement.

             D. The Option shall not become exercisable for any additional Option Shares following the Optionee's cessation of service as an Employee.

          6. Termination of Employment. Should the Optionee's service as an
             -------------------------
Employee terminate while the Option remains outstanding, then the option term specified in Paragraph 2 of this Agreement shall terminate (and this Option shall cease to be exercisable) prior to the Expiration Date in accordance with the following provisions.

             A. Should Optionee's Continuous Status as an Employee terminate as a result of her disability, Optionee may, but only within six (6) months from the date of such termination, exercise the Option to the extent the Option was vested at the date of such termination. To the extent that Optionee was not vested in the Option at the date of termination, or if Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

             B. Should the Optionee's Continuous Status as an Employee terminate as a result of her death, the Option may be exercised as at any time within twelve (12) months following the date of death, by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee could exercise the Option at the date of death.

             C. In no event may the Option be exercised at any time after the specified Expiration Date.

             D. Upon the Optionee's termination of employment for any reason, the Option shall immediately terminate and cease to be outstanding with respect to any and all Option Shares for which the Option is not otherwise at that time exercisable in accordance with the normal exercise provisions of Paragraphs 5.A and 5.B or the special acceleration provisions of Paragraph 7 of this Agreement.

             E. The Board shall have full power and authority to extend the period of time for which the Option is to remain exercisable following the Optionee's termination of Continuous Status as an Employee or death from the limited period in effect under this Paragraph 5 to such greater period of time as the Board shall deem appropriate; provided, however, that in no event shall
                                     --------  -------
such Option be exercisable after the Expiration Date.

             F. The Board shall have complete discretion, exercisable either on the date first written above or at any time while the Option remains outstanding, to permit the Option to be exercised, during the limited period of exercisability provided under this Paragraph 5, not only with respect to the number of shares for which the Option is exercisable at the time of Optionee's termination of Continuous Status as an Employee but also with respect to one or more subsequent installments of purchasable shares for which the Option would otherwise have been exercisable had such termination not occurred.

          7. Adjustments Upon Changes in Capitalization. The number of shares of
             ------------------------------------------
Common Stock covered by the Option as well as the price per share of Common Stock covered by the Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          8. Adjustments Upon Merger, Dissolution or Liquidation.
             ---------------------------------------------------

             A. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, the Option may be assumed or an equivalent option or right may be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.
In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option or right, the Option shall become fully vested and exercisable, including as to Option Shares as to which it would not otherwise be exercisable. If the Option becomes fully vested and exercisable in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this Paragraph 8, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor or its Parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

              B. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

          9.  Privilege of Stock Ownership. The Optionee shall not have any
              ----------------------------
stockholder rights with respect to the Option Shares until such individual shall have exercised the Option and paid the Option Price for the purchased shares.

          10. Manner of Exercising Option.
              ---------------------------

              A. In order to exercise the Option for one or more Option Shares, the Optionee (or in the case of exercise after the Optionee's death, the Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

                 (i) Execute and deliver to the Secretary of the Company a written notice of exercise (the "Exercise Notice"), in substantially the form of Exhibit A attached hereto, in which there is specified the number of Option
---------
Shares for which the Option is exercised.

                 (ii) Pay the aggregate Option Price for the purchased shares in cash or check made payable to the Company's order;

                 (iii) Furnish to the Company appropriate documentation that the person or persons exercising the Option (if other than the Optionee) have the right to exercise the Option.

                 (iv) Execute and deliver to the Company such representations and documents as the Board, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars.

              B. For purposes of this Agreement, the Exercise Date shall be the date on which the Exercise Notice shall have been delivered to the Company. Except to the extent the sale and remittance procedure specified above may be utilized in connection with the exercise of the Option, payment of the Option Price for the purchased shares must accompany such notice.

              C. As soon as practical after the exercise of the Option in accordance with the provisions of this Agreement, the Company shall mail or deliver to or on behalf of the Optionee (or to the other person or persons exercising the Option) a stock certificate representing the purchased shares.

          11. Company Rights of First Refusal and Repurchase on Option Shares.
              ---------------------------------------------------------------
The Options Shares issuable upon exercise of the Option are subject to certain rights of first refusal and repurchase in favor of the Company as set forth in Sections 4 and 5 of the Exercise Notice (attached hereto as Exhibit A)
                                                            ---------
and, in the event this Option is exercised for unvested Option Shares, Section 1 of the Restricted Stock Purchase Agreement attached hereto as Exhibit B.
                                                              ---------

          12. Lockup Agreement. In consideration of the granting of this Option
              ----------------
to Optionee and regardless of whether or not Optionee exercises the Option, Optionee agrees, upon the request of the Company or the underwriters managing the initial firmly underwritten public offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of the Option Shares, any of the Common Stock or any derivative security thereof (other than those included in the registration statement filed with the Securities and Exchange Commission in connection with such public offering) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or such underwriters may specify.

          13. Withholding Taxes. As a condition to the exercise of the Option
              -----------------
granted hereunder, the Optionee shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of the Option. The Company shall not be required to issue any shares under this Agreement until such obligations are satisfied.

          14. Tax Consequences. Set forth below is a brief summary as of the
              ----------------
date of this Option of some of the federal and state tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE

TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

              A. Exercise of Nonstatutory Stock Option. There may be a regular
                 -------------------------------------
federal income tax liability and state income tax liability upon the exercise of a Nonstatutory Stock Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. The Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise. If the Optionee is subject to Section 16 of the Exchange Act, the date of income recognition may be deferred for up to six months.

              B. Disposition of Shares. If Option Shares are held for at least
                 ---------------------
one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and state income tax purposes.

              C. Section 83(b) Election for Unvested Shares Purchased Pursuant
                 -------------------------------------------------------------
to Nonqualified Stock Options. With respect to the exercise of the Option for
-----------------------------
unvested Shares, an election may be filed by the Optionee with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within
                                                                        ------
30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the
-------
Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Option Shares and their Fair Market Value on the date of purchase. This will result in a recognition of taxable income to the Optionee on the date of exercise, measured by the excess, if any, of the fair market value of the Shares, at the time the Option is exercised over the purchase price for the Shares. Absent such an election, taxable income will be measured and recognized by Optionee at the time or times on which the Company's Repurchase Option lapses. Optionee is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the election under
Section 83(b) and similar tax provisions. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON OPTIONEE'S BEHALF.

          15. Legality of Issuance. Option Shares shall be issued pursuant to
              --------------------
the exercise of an Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, (i) the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and (ii) and any rule under
Part 207 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of the Option, the Company may require the Optionee (or such other person permitted to exercise the Option) to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute any such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          16. Information to Optionee. The Company shall provide Optionee, not
              -----------------------
less frequently than annually, copies of annual franchise statements. The Company shall also provide such statements to Optionee after exercise of the Option while Optionee owns shares of Common Stock acquired pursuant to such exercise.

          17. No Employment Rights. Neither the action of the Company in
              --------------------
entering into this Agreement, nor any action taken by the Board hereunder, nor any provision of this Agreement shall be construed so as to grant the Optionee the right to remain in the employ or service of the Company (or any Parent or Subsidiary corporation) for any period of specific duration, and the Company (or any Parent or Subsidiary corporation retaining the services of the Optionee) may terminate the Optionee's employment or service at any time and for any reason, with or without cause.

          18. Use of Proceeds. Any cash proceeds received by the Company from
              ---------------
the sale of shares pursuant to the Option granted pursuant to this Agreement shall be used for general corporate purposes.

          19. Binding Effect. Subject to the limitations set forth in Paragraph
              --------------
4 of this Agreement, this Agreement shall be binding upon, and shall inure to the benefit of, (i) the executors, administrators, heirs, legal representatives and assigns of the Optionee and (ii) the successors and assigns of the Company.

          20. No Impairment of Rights. Nothing in this Agreement shall be deemed
              -----------------------
to impair or otherwise restrict the rights of the Company or the stockholders to remove the Optionee from the Board at any time pursuant to the provisions of applicable law.

          21. Governing Law. This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by residents of such State.

          22. Notices. All notices and other communications under this Agreement
              -------
shall be in writing. Unless and until the Optionee is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to this Agreement, if not delivered by hand, shall be mailed, addressed as follows:

                         Vicinity Corporation
                         1135A San Antonio Road
                         Palo Alto, California 94303
                         Attention:  Secretary

          Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for the Optionee and related to this Agreement, if not delivered by hand, shall be mailed to the Optionee's last known address as shown on the Company's books.

          Notices and communications shall be mailed by first class mail, postage prepaid; documents shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received only when actually received, unless properly mailed by registered mail, return receipt requested, in which event they shall be deemed received two (2) days after the date of mailing.

          23. Construction. The Option evidenced hereby is issued pursuant to
              ------------
this Agreement and shall be subject to the express terms and provisions of this Agreement.

          IN WITNESS WHEREOF, Vicinity Corporation has caused this Agreement to be executed on its behalf by its duly-authorized officer and the Optionee has executed this Agreement, all on the day and year first above written.

                              VICINITY CORPORATION


                              By _____________________________________
                              Title: _________________________________


                              ELAINE HAMILTON



                              ________________________________________
                              Address: _______________________________
                              ________________________________________
                              ________________________________________

                                   EXHIBIT A
                                   ---------

                                EXERCISE NOTICE

Vicinity Corporation
1135A San Antonio Road
Palo Alto, CA 94303
Attention:  Secretary


          1.  Exercise of Option.  Effective as of today, ___________, ____, the
              ------------------
undersigned Elaine Hamilton ("Optionee") hereby elects to exercise Optionee's
                              --------
option to purchase _________ shares of the Common Stock (the "Shares") of
                                                              ------
Vicinity Corporation (the "Company") under and pursuant to the Nonstatutory
                           -------
Stock Option Agreement dated  _______  (the "Option Agreement").
                                             ----------------

          2.  Representations of Optionee.  Optionee acknowledges that Optionee
              ---------------------------
has received, read and understood the Option Agreement and agrees to abide by and be bound by their terms and conditions.

          3.  Rights as Shareholder.  Until the stock certificate evidencing
              ---------------------
such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is a date prior to such date the stock certificate is issued, except as provided in Paragraphs 7 and 8 of the Option Agreement.

              Optionee shall enjoy rights as a shareholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal or Right of Repurchase hereunder. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

          4.  Company's Right of First Refusal.  Before any Shares held by
              --------------------------------
Optionee or any transferee (either being sometimes referred to herein as the

"Holder") may be sold or otherwise transferred (including transfer by gift or
-------
operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").
              ----------------------

              (a) Notice of Proposed Transfer.  The Holder of the Shares shall
                  ---------------------------
deliver to the Company a written notice (the "Notice") stating:  (i) the
                                              ------
Holder's bona fide
intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the
                                         -------------------
number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares
                          -------------
 at the Offered Price to the Company or its assignee(s).

          (b) Exercise of Right of First Refusal.  At any time within thirty
              ----------------------------------
(30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

          (c) Purchase Price.  The purchase price ("Purchase Price") for the
              --------------                        --------------
Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

          (d) Payment.  Payment of the Purchase Price shall be made, at the
              -------
option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty-five (35) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

          (e) Holder's Right to Transfer.  If all of the Shares proposed in the
              --------------------------
Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within sixty (60) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          (f) Exception for Certain Family Transfers.  Notwithstanding anything
              --------------------------------------
to the contrary contained in this Section, the transfer of any or all of the Shares during Optionee's lifetime or on Optionee's death by will or intestacy to Optionee's immediate family or a trust for the benefit of Optionee's immediate family shall be exempt from the provisions of this Section provided that the Company is notified in writing of said transfer within thirty (30) days of said transfer. "Immediate Family" as used herein shall mean spouse, lineal
            ----------------
descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section and Section 5 below, and there shall be no further transfer of such Shares except in accordance with the terms of this Section or Section 5 below.

          (g) Termination of Right of First Refusal.  The Right of First Refusal
              -------------------------------------
shall terminate as to any Shares upon the closing of: (i) the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended; (ii) the sale of all or substantially all of the assets of the Company; or (iii) the merger, consolidation or other reorganization of the Company with or into any other corporation or corporations in which the holders of the capital stock of the Company immediately prior to such transaction hold less than fifty percent (50%) of the voting securities of the surviving corporation after such transaction.

          5.  Company's Right of Repurchase.  Upon termination of Optionee's
              -----------------------------
Continuous Status as an Employee or Consultant, the Company or its assignee(s) shall have a right to repurchase all the Shares then owned by Optionee, Optionee's Immediate Family pursuant to Section 4(f) above or a trust for the benefit of Optionee's Immediate Family pursuant to Section 4(f) above (each of which are sometimes referred to herein as the "Owner") on the terms and
                                               -----
conditions set forth in this Section (the "Right of Repurchase").
                                           -------------------

              (a) Exercise of Right of Repurchase. At any time within the period
                  -------------------------------
from the date of the termination of Optionee's Continuous Status as an Employee and up to and through the second business day following three (3) months after such termination (unless Paragraph 6.A of the Stock Option Agreement applies, in which case the period shall commence on the date of termination and end on the second business day following six (6) months after such termination; or unless Paragraph 6.B of the Stock Option Agreement applies, in which case the period shall commence on the date of termination and end on the second business day following twelve (12) months after such termination), the Company and/or its assignee(s) may, by sending written notice to the Owner (the "Company Notice"),
                                                              --------------
elect to purchase all, but not less than all, of the Shares then owned by the Owner, at the Repurchase Price determined in accordance with subsection (b) below.

              (b) Purchase Price. The purchase price ("Repurchase Price") for
                  --------------                       ----------------
the Shares purchased by the Company or its assignee(s) under this Section shall be equal to the Fair Market Value per share of the Common Stock multiplied by the number of Shares then owned by the Owner that are subject to the Right of Repurchase.

              (c) Payment. Payment of the Repurchase Price shall be made, at the
                  -------
option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Owner to the Company, or by any combination thereof within thirty (30) days after the date of the Company Notice.

              (d) Exception for Certain Changes in Status. Notwithstanding
                  ---------------------------------------
anything to the contrary contained in this Section, in the event of Optionee's change in status from Consultant to Employee or Employee to Consultant, the provisions of this Section shall not apply.

              (e) Termination of Right of Repurchase. The Right of Repurchase
                  ----------------------------------
shall terminate as to any Shares upon the closing of: (i) the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended; (ii) the sale of all or substantially all of the assets of the Company; or (iii) the merger, consolidation or other reorganization of the Company with or into any other corporation or corporations in which the holders of the capital stock of the Company immediately prior to such transaction hold less than fifty percent (50%) of the voting securities of the surviving corporation after such transaction.

          6.  Tax Consultation.  Optionee understands that Optionee may suffer
              ----------------
adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

          7.  Restrictive Legends and Stop-Transfer Orders.
              --------------------------------------------

              (a) Legends. Optionee understands and agrees that the Company
                  -------
shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

              THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

              THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHTS OF FIRST REFUSAL AND REPURCHASE HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHTS OF FIRST REFUSAL AND REPURCHASE ARE BINDING ON TRANSFEREES OF THESE SHARES.

              (b) Stop-Transfer Notices. Optionee agrees that, in order to
                  ---------------------
ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

              (c) Refusal to Transfer.  The Company shall not be required (i) to
                  -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.


          8.  Successors and Assigns. The Company may assign any of its rights
              ----------------------
under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

          9. Interpretation. Any dispute regarding the interpretation of this
             --------------
Agreement shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

          10. Governing Law; Severability. This Agreement shall be governed by
              ---------------------------
and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

          11. Notices. Any notice required or permitted hereunder shall be given
              -------
 in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.


          12. Further Instruments.  The parties agree to execute such further
              -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

          13. Delivery of Payment.  Optionee herewith delivers to the Company
              -------------------
the full Exercise Price for the Shares.


          14. Entire Agreement.  The Notice of Grant and the Option Agreement
              ----------------
are incorporated herein by reference. This Agreement, the Option Agreement, and the Restricted Stock Purchase Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.


Submitted by:                                   Accepted by:

OPTIONEE: Elaine Hamilton                       VICINITY CORPORATION

                                                By:
-----------------------------                       ---------------------
         (Signature)                            Its:
                                                    ---------------------

SPOUSE OF OPTIONEE (if any)
---------------------------

------------------------------
         (Signature)

Address                                         Address
-------                                         -------

------------------------------                  1135A San Antonio Road
------------------------------                  Palo Alto, CA 94303


                                   EXHIBIT B
                                   ---------

                      RESTRICTED STOCK PURCHASE AGREEMENT


          THIS AGREEMENT is made between Elaine Hamilton (the "Purchaser") and
                                                               ---------
VICINITY CORPORATION (the "Company") as of _____________, 20__.
                           -------

                                   RECITALS
                                   --------

          (A) Pursuant to the exercise of the stock option granted to Purchaser pursuant to the Nonstatutory Stock Option Agreement (the "Option Agreement")
                                                          ----------------
dated [ _______ ] by and between the Company and Purchaser with respect to such grant, which Option Agreement is hereby incorporated by reference, Purchaser has elected to purchase _____________________ of those shares which have not become vested under the vesting schedule set forth in the Option Agreement ("Unvested
                                                                      --------
Shares").  The Unvested Shares and the shares subject to the Option Agreement
------
which have become vested are sometimes collectively referred to herein as the

"Shares."
-------

          (B) As required by the Option Agreement, as a condition to Purchaser's election to exercise the option, Purchaser must execute this Restricted Stock Purchase Agreement, which sets forth the rights and obligations of the parties with respect to Shares acquired upon exercise of the Option.

          1.  Repurchase Option.
              -----------------

          (a) If Purchaser's employment or consulting relationship with the Company is terminated for any reason, including for cause, death, and disability, the Company shall have the right and option to purchase from Purchaser, or Purchaser's personal representative, as the case may be, all of the Purchaser's Unvested Shares as of the date of such termination at the price paid by the Purchaser for such Shares (the "Repurchase Option").

          (b) Upon the occurrence of a termination, the Company may exercise its Repurchase Option by delivering personally or by registered mail, to Purchaser (or his transferee or legal representative, as the case may be), within ninety
(90) days of the termination, a notice in writing indicating the Company's intention to exercise the Repurchase Option and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company's office. At the closing, the holder of the certificates for the Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price therefor.

          (c) At its option, the Company may elect to make payment for the Unvested Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Purchaser stating the name and address of the bank, date of closing, and waiving the closing at the Company's office.

          (d) If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following the termination, the Repurchase Option shall terminate.

          2.  Transferability of the Shares; Escrow.
              -------------------------------------

          (a) Purchaser hereby authorizes and directs the secretary of the Company, or such other person designated by the Company, to transfer the Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

          (b) To insure the availability for delivery of Purchaser's Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under
Section 1, Purchaser hereby appoints the secretary, or any other person designated by the Company as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the secretary of the Company, or such other person designated by the Company, the share certificates representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit C. The Unvested Shares and stock assignment shall be
                   ---------
held by the secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit D hereto, until the Company
                                      ---------
exercises its purchase right as provided in Section 1, until such Unvested Shares are vested, or until such, time as this Agreement no longer is in effect. As a further condition to the Company's obligations under this Agreement, the spouse of the Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit E. Upon vesting of the Unvested
                                     ---------
Shares, the escrow agent shall promptly deliver to the Purchaser the certificate or certificates representing such Shares in the escrow agent's possession belonging to the Purchaser, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

          (c) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

          (d) Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof and the Exercise Notice executed by the Purchaser with respect to any Unvested Shares purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement.

          (e) The Repurchase Option shall terminate in accordance with the Vesting Schedule in Optionee's Stock Option Agreement.

          3.  Ownership, Voting Rights, Duties.  This Agreement shall not affect
              --------------------------------
in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

          4.  Legends.  The share certificate evidencing the Shares issued
              -------
hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

              THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHTS OF FIRST REFUSAL AND REPURCHASE HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHTS OF FIRST REFUSAL AND REPURCHASE ARE BINDING ON TRANSFEREES OF THESE SHARES.

          5.  Adjustment for Stock Split.  All references to the number of
              --------------------------
Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

          6.  Notices.  Notices required hereunder shall be given in person or
              -------
by registered mail to the address of Purchaser shown on the records of the Company, and to the Company at their respective principal executive offices.

          7.  Survival of Terms.  This Agreement shall apply to and bind
              -----------------
Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

          8.  Section 83(b) Elections.

          (a) Election for Unvested Shares Purchased Pursuant to Nonqualified
              ---------------------------------------------------------------
Stock Options.  Purchaser hereby acknowledges that he or she has been informed
-------------
that, with respect to the exercise of a nonqualified stock option for Unvested Shares, that unless an election is filed by the Purchaser with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within
                                                                        ------
30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the
-------
Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase, there will be a recognition of taxable income to the Optionee, measured by the excess, if any, of the fair market value of the Shares, at the time the Company's Repurchase Option lapses over the purchase price for the Shares. Optionee represents that Optionee has consulted any tax consultant(s) Optionee deems advisable in connection with the purchase of the Shares or the filing of the Election under Section 83(b) and similar tax provisions.

          PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION

UNDER SECTION 83(b), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER'S BEHALF.

          9.  Representations.  Purchaser has reviewed with his own tax advisors
              ---------------
the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Purchaser understands that he (and not the Company) shall be responsible for his own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

          10.  Governing Law.  This Agreement shall be governed by and construed
               -------------
and enforced in accordance with applicable state laws.

          Purchaser represents that he has read this Agreement and is familiar with its terms and provisions. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

          IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

                              "COMPANY"

                              VICINITY CORPORATION


                              By: _________________________________________

                              Title: ______________________________________

                              "PURCHASER"


                              _____________________________________________
                              Elaine Hamilton

                              Address: ____________________________________
                                       ____________________________________

                              Soc. Sec. No.: ______________________________

                                   EXHIBIT C
                                   ---------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


          FOR VALUE RECEIVED I, _________________________________, hereby sell, assign and transfer unto _______________ (______) shares of the Common Stock of Vicinity Corporation standing in my name of the books of said corporation represented by Certificate No. _________________ herewith and do hereby irrevocably constitute and appoint ___________________________________________
______________________________________________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

          This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between Vicinity Corporation and the undersigned dated _________, 19___.

Dated: ___________, 19___

                                  Signature:  ____________________________






INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its "repurchase option, "as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                   EXHIBIT D
                                   ---------

                           JOINT ESCROW INSTRUCTIONS

                                                      ____________, 19____

Vicinity Corporation
1135A San Antonio Road
Palo Alto, CA 94303
Attention:  Secretary

Dear Secretary:

          As Escrow Agent for both Vicinity Corporation (the "Company"), and the
                                                              -------
undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby
                                                    ---------
authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement") between
                                                            ---------
the Company and the undersigned, in accordance with the following instructions:

          1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the
                                                         -------
Company's repurchase option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

          2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's repurchase option.

          3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this Paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

          4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's repurchase option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's repurchase option. Within 120 days after cessation of Purchaser's continuous employment by or consulting services to the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's repurchase option.

          5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

          6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

          7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

          8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

          9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

          10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

          11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

          12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

          13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

          14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

          15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.


         COMPANY:                    Corporate Secretary
                                     Vicinity Corporation
                                     1135A San Antonio Road
                                     Palo Alto, CA 94303
                                     Attention:  Secretary

         PURCHASER:                  Elaine Hamilton

                                     -------------------------
                                     -------------------------

         ESCROW AGENT:               Vicinity Corporation
                                     1135A San Antonio Road
                                     Palo Alto, CA 94303
                                     Attention:  Secretary


          16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

          17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

          18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

                                             VICINITY CORPORATION


                                             By: __________________________

                                             Title: _______________________



                                             ______________________________
                                                     Elaine Hamilton

                                             Escrow Agent:

                                             VICINITY CORPORATION


                                             By: __________________________

                                             Title:  Secretary

                                   EXHIBIT E
                                   ---------

                               CONSENT OF SPOUSE

          I, _______________________________, spouse of
_____________________________, have read and approve the foregoing Agreement. In consideration of granting of the right to my spouse to purchase shares of Vicinity Corporation, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, 19___




                                              ________________________________

                                              ________________________________
                                                         [Print Name]


                                      E-1